Exhibit 99.1

The Company provides services to certain physician groups that, while consolidated in the Company’s financial statements for financial reporting purposes, are not subsidiaries of or owned by the Company, do not constitute “Subsidiaries”, as defined in the indentures governing the Company’s outstanding senior notes, and do not guarantee those senior notes. In addition, the Company has entered into management agreements with these physician groups pursuant to which the Company receives management fees from the physician groups.

As of March 31, 2014, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated indebtedness would have been approximately $8,364 million, its consolidated other liabilities (excluding indebtedness) would have been approximately $3,214 million and its consolidated assets would have been approximately $16,913 million. For the three months ended March 31, 2014, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated total net revenues (including approximately $156 million of such management fees payable to the Company), consolidated operating income and consolidated net income would be reduced by approximately $241 million, $8 million, and $3 million, respectively.

As of December 31, 2013, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated indebtedness would have been approximately $8,416 million, its consolidated other liabilities (excluding indebtedness) would have been approximately $3,092 million and its consolidated assets would have been approximately $16,615 million. For the year ended December 31, 2013, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated total net revenues (including approximately $734 million of such management fees payable to the Company), consolidated operating income and consolidated net income would be reduced by approximately $947 million, $23 million, and $4 million, respectively.

As of September 30, 2013, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated indebtedness would have been approximately $8,441 million, its consolidated other liabilities (excluding indebtedness) would have been approximately $3,046 million and its consolidated assets would have been approximately $16,375 million. If these physician groups were not consolidated in the Company’s financial statements (i) for the three months ended September 30, 2013, the Company’s consolidated total net revenues (including approximately $177 million of management fees payable to the Company), consolidated operating income and consolidated net income would be reduced by approximately $248 million, $13 million, and $11 million, respectively, and (ii) for the nine months ended September 30, 2013, the Company’s consolidated total net revenues (including approximately $546 million of management fees payable to the Company), consolidated operating income and consolidated net income would be reduced by approximately $711 million, $20 million, and $5 million, respectively.

As of June 30, 2013, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated indebtedness would have been approximately $8,477 million, its consolidated other liabilities (excluding indebtedness) would have been approximately $2,819 million and its consolidated assets would have been approximately $15,976 million. If these physician groups were not consolidated in the Company’s financial statements (i) for the three months ended June 30, 2013, the Company’s consolidated total net revenues (including approximately $179 million of management fees payable to the Company), consolidated operating income and consolidated net income would be reduced (increased) by approximately $220 million, $(7) million, and $(15) million, respectively, and (ii) for the six months ended June 30, 2013, the Company’s consolidated total net revenues (including approximately $370 million of management fees payable to the Company), consolidated operating income and consolidated net income would be reduced (increased) by approximately $463 million, $7 million, and $(6) million, respectively.

As of March 31, 2013, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated indebtedness would have been approximately $8,505 million, its consolidated other liabilities (excluding indebtedness) would have been approximately $3,054 million and its consolidated assets would have been approximately $15,959 million. For the three months ended March 31, 2013, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated total net revenues (including approximately $191 million of such management fees payable to the Company), consolidated operating income and consolidated net income would be reduced by approximately $243 million, $15 million, and $9 million, respectively.

As of December 31, 2012, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated indebtedness would have been approximately $8,554 million, its consolidated other liabilities (excluding indebtedness) would have been approximately $2,676 million and its consolidated assets would have been approximately $15,614 million. For the year ended December 31, 2012, if these physician groups were not consolidated in the Company’s financial statements, the Company’s consolidated total net revenues (including approximately $133 million of such management fees payable to the Company), consolidated operating income and consolidated net income would be reduced (increased) by approximately $135 million, $0 million, and $(1) million, respectively.

In addition, the Company owns a 67% equity interest in California Medical Group Insurance (CMGI). CMGI is an Unrestricted Subsidiary, as defined in the indentures governing the Company’s outstanding senior notes, and does not guarantee those senior notes. The Company’s equity interest in CMGI is accounted for under the equity method of accounting, meaning that, although CMGI is not consolidated in the Company’s financial statements for financial reporting purposes, the Company’s consolidated income statement reflects its pro rata share of CMGI’s net loss as equity investment loss.

For the three months ended March 31, 2014, the Company’s equity investment loss attributable to CMGI was a loss of approximately $0.3 million. For the three months ended March 31, 2014, excluding the Company’s equity investment loss attributable to CMGI, the Company’s consolidated operating income and consolidated net income would be increased by approximately $0.3 million and $0.2 million, respectively.

For the year ended December 31, 2013, the Company’s equity investment loss attributable to CMGI was a loss of approximately $0.5 million. For the year ended December 31, 2013, excluding the Company’s equity investment loss attributable to CMGI, the Company’s consolidated operating income and consolidated net income would be increased by approximately $0.5 million and $0.3 million, respectively.

For the three months ended September 30, 2013, there was no equity investment loss or gain attributable to CMGI. For the nine months ended September 30, 2013, the Company’s equity investment loss attributable to CMGI was a loss of approximately $0.02 million, and for the nine months ended September 30, 2013, excluding the Company’s equity investment loss attributable to CMGI, the Company’s consolidated operating income and consolidated net income would be increased by approximately $0.02 million and $0.01 million, respectively.

For the three months ended June 30, 2013, the Company’s equity investment loss attributable to CMGI was a loss of approximately $0.02 million, and for the three months ended June 30, 2013, excluding the Company’s equity investment loss attributable to CMGI, the Company’s consolidated operating income and consolidated net income would be increased by approximately $0.02 million and $0.01 million, respectively. For the six months ended June 30, 2013, the Company’s equity investment loss attributable to CMGI was a loss of approximately $0.02 million, and for the six months ended June 30, 2013, excluding the Company’s equity investment loss attributable to CMGI, the Company’s consolidated operating income and consolidated net income would be increased by approximately $0.02 million and $0.01 million, respectively.

For the three months ended March 31, 2013, there was no equity investment loss or gain attributable to CMGI.

For the two months ended December 31, 2012, the Company’s equity investment loss attributable to CMGI was a gain of approximately $1.4 million. For the two months ended December 31, 2012, excluding the Company’s equity investment gain attributable to CMGI, the Company’s consolidated operating income and consolidated net income would be decreased by approximately $1.4 million and $0.8 million, respectively.

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Income

For the three months ended March 31, 2014	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Patient service operating revenues	$2,114,098	$31,139	$—	$2,082,959
Less: Provision for uncollectible accounts	(83,197)	(610)	—	(82,587)

Net patient service operating revenues	2,030,901	30,529	—	2,000,372
Capitated revenues	787,565	366,129	—	421,436
Other revenues	224,310	566	—	223,744

Total net operating revenues	3,042,776	397,224	—	2,645,552
Operating expenses	2,601,551	389,518	252	2,211,781

Operating income	441,225	7,706	(252)	433,771
Debt expense, refinancing charges and swap gains, net	(106,335)	(3,195)	—	(103,140)
Other income	1,698	8	—	1,690
Income tax expense	124,851	1,445	(101)	123,507

Net income	211,737	3,074	(151)	208,814
Minority interests	(28,448)	—	—	(28,448)

Net income attributable to DaVita HealthCare Partners Inc.	$183,289	$3,074	$(151)	$180,366

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Comprehensive Income

For the three months ended March 31, 2014	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Net income	$211,737	$3,074	$(151)	$208,814
Other comprehensive income	1,006	—	—	1,006

Total comprehensive income	212,743	3,074	(151)	209,820
Less: comprehensive income attributable to the noncontrolling interests	(28,448)	—	—	(28,448)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$184,295	$3,074	$(151)	$181,372

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Balance Sheets

As of March 31, 2014	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash and cash equivalents	$1,108,069	$121,287	$—	$986,782
Accounts receivable, net	1,539,728	251,407	—	1,288,321
Other current assets	1,059,436	26,864	—	1,032,572

Total current assets	3,707,233	399,558	—	3,307,675
Property and equipment, net	2,224,439	5,441	—	2,218,998
Amortizable intangibles, net	2,025,822	6,940	—	2,018,882
Other long-term assets	198,669	64,846	3,073	130,750
Goodwill	9,242,179	8,981	—	9,233,198

Total assets	$17,398,342	$485,766	$3,073	$16,909,503

Current liabilities	$2,566,174	$205,283	$—	$2,360,891
Payables to parent	—	189,821	3,073	(192,894)
Long-term debt and other long-term liabilities	9,301,752	84,714	—	9,217,038
Noncontrolling interests subject to put provisions	692,780	—	—	692,780
Total DaVita HealthCare Partners Inc. shareholders’ equity	4,659,567	5,948	—	4,653,619
Noncontrolling interests not subject to put provisions	178,069	—	—	178,069

Shareholder’s equity	4,837,636	5,948	—	4,831,688

Total liabilities and shareholder’s equity	$17,398,342	$485,766	$3,073	$16,909,503

As of December 31, 2013
Cash and cash equivalents	$946,249	$127,309	$—	$818,940
Accounts receivable, net	1,485,163	235,463	—	1,249,700
Other current assets	1,040,866	35,640	—	1,005,226

Total current assets	3,472,278	398,412	—	3,073,866
Property and equipment, net	2,189,411	5,541	—	2,183,870
Amortizable intangibles, net	2,024,373	7,283	—	2,017,090
Other long-term assets	199,841	64,013	3,325	132,503
Goodwill	9,212,974	8,981	—	9,203,993

Total assets	$17,098,877	$484,230	$3,325	$16,611,322

Current liabilities	$2,462,049	$193,079	$—	$2,268,970
Payables to parent	—	194,958	3,325	(198,283)
Long-term debt and other long-term liabilities	9,333,987	94,727	—	9,239,260
Noncontrolling interests subject to put provisions	697,300	—	—	697,300
Total DaVita HealthCare Partners Inc. shareholders’ equity	4,432,479	1,466	—	4,431,013
Noncontrolling interests not subject to put provisions	173,062	—	—	173,062

Shareholder’s equity	4,605,541	1,466	—	4,604,075

Total liabilities and shareholder’s equity	$17,098,877	$484,230	$3,325	$16,611,322

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Cash Flows

For the three months ended March 31, 2014	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash flows from operating activities:
Net income	$211,737	$3,074	$(151)	$208,814
Changes in operating and intercompany assets and liabilities and non-cash items included in net income	207,370	(4,825)	151	212,044

Net cash provided by (used in) operating activities	419,107	(1,751)	—	420,858

Cash flows from investing activities:
Additions of property and equipment	(126,562)	(177)	—	(126,385)
Acquisitions and divestitures, net	(67,857)	—	—	(67,857)
Proceeds from discontinued operations	56	—	—	56
Investments and other items	(1,430)	(594)	—	(836)

Net cash used in investing activities	(195,793)	(771)	—	(195,022)

Cash flows from financing activities:
Long-term debt	(65,153)	—	—	(65,153)
Intercompany	—	(3,800)	—	3,800
Other items	3,028	300	—	2,728

Net cash used in financing activities	(62,125)	(3,500)	—	(58,625)

Effect of exchange rate changes on cash	631	—	—	631
Net increase (decrease) in cash	161,820	(6,022)	—	167,842
Cash at beginning of year	946,249	127,309	—	818,940

Cash at end of year	$1,108,069	$121,287	$—	$986,782

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Income

For the year ended December 31, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Patient service operating revenues	$8,307,195	$122,873	$—	$8,184,322
Less: Provision for uncollectible accounts	(293,546)	(6,602)	—	(286,944)

Net patient service operating revenues	8,013,649	116,271	—	7,897,378
Capitated revenues	2,987,315	1,560,244	—	1,427,071
Other revenues	763,086	5,239	—	757,847

Total net operating revenues	11,764,050	1,681,754	—	10,082,296
Operating expenses	10,213,916	1,659,151	457	8,554,308

Operating income	1,550,134	22,603	(457)	1,527,988
Debt expense, refinancing charges and swap gains, net	(429,943)	(14,605)	—	(415,338)
Other income	4,787	6	—	4,781
Income tax expense	381,013	3,523	(183)	377,673

Income from continuing operations	743,965	4,481	(274)	739,758
Discontinued operations net of gain (loss) on disposal of discontinued operations	13,236	—	—	13,236

Net income	757,201	4,481	(274)	752,994
Minority interests	(123,755)	—	—	(123,755)

Net income attributable to DaVita HealthCare Partners Inc.	$633,446	$4,481	$(274)	$629,239

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Comprehensive Income

For the year ended December 31, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Net income	$757,201	$4,481	$(274)	$752,994
Other comprehensive income	12,652	—	—	12,652

Total comprehensive income	769,853	4,481	(274)	765,646
Less: comprehensive income attributable to the noncontrolling interests	(123,755)	—	—	(123,755)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$646,098	$4,481	$(274)	$641,891

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Balance Sheets

As of December 31, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash and cash equivalents	$946,249	$127,309	$—	$818,940
Accounts receivable, net	1,485,163	235,463	—	1,249,700
Other current assets	1,040,866	35,640	—	1,005,226

Total current assets	3,472,278	398,412	—	3,073,866
Property and equipment, net	2,189,411	5,541	—	2,183,870
Amortizable intangibles, net	2,024,373	7,283	—	2,017,090
Other long-term assets	199,841	64,013	3,325	132,503
Goodwill	9,212,974	8,981	—	9,203,993

Total assets	$17,098,877	$484,230	$3,325	$16,611,322

Current liabilities	$2,462,049	$193,079	$—	$2,268,970
Payables to parent	—	194,958	3,325	(198,283)
Long-term debt and other long-term liabilities	9,333,987	94,727	—	9,239,260
Noncontrolling interests subject to put provisions	697,300	—	—	697,300
Total DaVita HealthCare Partners Inc. shareholders’ equity	4,432,479	1,466	—	4,431,013
Noncontrolling interests not subject to put provisions	173,062	—	—	173,062

Shareholder’s equity	4,605,541	1,466	—	4,604,075

Total liabilities and shareholder’s equity	$17,098,877	$484,230	$3,325	$16,611,322

As of December 31, 2012
Cash and cash equivalents	$533,748	$132,362	$—	$401,386
Accounts receivable, net	1,424,303	190,117	—	1,234,186
Other current assets	928,999	6,301	—	922,698

Total current assets	2,887,050	328,780	—	2,558,270
Property and equipment, net	1,872,370	4,436	—	1,867,934
Amortizable intangibles, net	2,128,118	6,287	—	2,121,831
Other long-term assets	174,345	51,829	3,782	118,734
Goodwill	8,952,750	9,055	—	8,943,695

Total assets	$16,014,633	$400,387	$3,782	$15,610,464

Current liabilities	$2,016,425	$210,303	$—	$1,806,122
Payables to parent	—	108,261	3,782	(112,043)
Long-term debt and other long-term liabilities	9,500,591	76,653	—	9,423,938
Noncontrolling interests subject to put provisions	580,692	—	—	580,692
Total DaVita HealthCare Partners Inc. shareholders’ equity	3,763,137	5,170	—	3,757,967
Noncontrolling interests not subject to put provisions	153,788	—	—	153,788

Shareholder’s equity	3,916,925	5,170	—	3,911,755

Total liabilities and shareholder’s equity	$16,014,633	$400,387	$3,782	$15,610,464

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Cash Flows

For the year ended December 31, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash flows from operating activities:
Net income	$757,201	$4,481	$(274)	$752,994
Changes in operating and intercompany assets and liabilities and non-cash items included in net income	1,016,140	4,343	274	1,011,523

Net cash provided by operating activities	1,773,341	8,824	—	1,764,517

Cash flows from investing activities:
Additions of property and equipment	(617,597)	(2,262)	—	(615,335)
Acquisitions and divestitures, net	(310,394)	—	—	(310,394)
Proceeds from discontinued operations	62,258	—	—	62,258
Investments and other items	(11,149)	—	—	(11,149)

Net cash used in investing activities	(876,882)	(2,262)	—	(874,620)

Cash flows from financing activities:
Long-term debt	(438,007)	—	—	(438,007)
Intercompany	—	(11,615)	—	11,615
Other items	(44,984)	—	—	(44,984)

Net cash used in financing activities	(482,991)	(11,615)	—	(471,376)

Effect of exchange rate changes on cash	(967)	—	—	(967)
Net increase (decrease) in cash	412,501	(5,053)	—	417,554
Cash at beginning of year	533,748	132,362	—	401,386

Cash at end of year	$946,249	$127,309	$—	$818,940

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Income

For the three months ended September 30, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Patient service operating revenues	$2,126,699	$32,880	$—	$2,093,819
Less: Provision for uncollectible accounts	(74,477)	(1,446)	—	(73,031)

Net patient service operating revenues	2,052,222	31,434	—	2,020,788
Capitated revenues	747,264	392,040	—	355,224
Other revenues	200,100	998	—	199,102

Total net operating revenues	2,999,586	424,472	—	2,575,114
Operating expenses	2,622,512	411,712	—	2,210,800

Operating income	377,074	12,760	—	364,314
Debt expense, refinancing charges and swap gains, net	(108,421)	(2,296)	—	(106,125)
Other income	2,113	(34)	—	2,147
Income tax expense	100,930	(403)	—	101,333

Net income	169,836	10,833	—	159,003
Minority interests	(33,208)	—	—	(33,208)

Net income attributable to DaVita HealthCare Partners Inc.	$136,628	$10,833	$—	$125,795

For the nine months ended September 30, 2013
Patient service operating revenues	$6,155,223	$88,050	$—	$6,067,173
Less: Provision for uncollectible accounts	(216,725)	(3,975)	—	(212,750)

Net patient service operating revenues	5,938,498	84,075	—	5,854,423
Capitated revenues	2,219,953	1,170,166	—	1,049,787
Other revenues	542,390	3,060	—	539,330

Total net operating revenues	8,700,841	1,257,301	—	7,443,540
Operating expenses	7,634,886	1,237,116	23	6,397,747

Operating income	1,065,955	20,185	(23)	1,045,793
Debt expense, refinancing charges and swap gains, net	(322,334)	(12,111)	—	(310,223)
Other income	1,337	(1)	—	1,338
Income tax expense	245,266	3,054	(9)	242,221

Income from continuing operations	499,692	5,019	(14)	494,687
Discontinued operations net of gain (loss) on disposal of discontinued operations	13,236	—	—	13,236

Net income	512,928	5,019	(14)	507,923
Minority interests	(91,760)	—	—	(91,760)

Net income attributable to DaVita HealthCare Partners Inc.	$421,168	$5,019	$(14)	$416,163

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Comprehensive Income

For the three months ended September 30, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Net income	$169,836	$10,833	$—	$159,003
Other comprehensive loss	(880)	—	—	(880)

Total comprehensive income	168,956	10,833	—	158,123
Less: comprehensive income attributable to the noncontrolling interests	(33,208)	—	—	(33,208)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$135,748	$10,833	$—	$124,915

For the nine months ended September 30, 2013
Net income	$512,928	$5,019	$(14)	$507,923
Other comprehensive income	11,083	—	—	11,083

Total comprehensive income	524,011	5,019	(14)	519,006
Less: comprehensive income attributable to the noncontrolling interests	(91,760)	—	—	(91,760)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$432,251	$5,019	$(14)	$427,246

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Balance Sheets

As of September 30, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash and cash equivalents	$970,694	$128,045	$—	$842,649
Accounts receivable, net	1,404,050	223,405	—	1,180,645
Other current assets	1,006,664	18,433	—	988,231

Total current assets	3,381,408	369,883	—	3,011,525
Property and equipment, net	2,048,235	5,992	—	2,042,243
Amortizable intangibles, net	2,059,568	7,456	—	2,052,112
Other long-term assets	193,866	59,843	3,759	130,264
Goodwill	9,144,242	8,981	—	9,135,261

Total assets	$16,827,319	$452,155	$3,759	$16,371,405

Current liabilities	$2,453,126	$188,989	$—	$2,264,137
Payables to parent	—	178,269	3,759	(182,028)
Long-term debt and other long-term liabilities	9,315,530	92,722	—	9,222,808
Noncontrolling interests subject to put provisions	621,232	—	—	621,232
Total DaVita HealthCare Partners Inc. shareholders’ equity	4,267,986	(7,825)	—	4,275,811
Noncontrolling interests not subject to put provisions	169,445	—	—	169,445

Shareholder’s equity	4,437,431	(7,825)	—	4,445,256

Total liabilities and shareholder’s equity	$16,827,319	$452,155	$3,759	$16,371,405

As of December 31, 2012
Cash and cash equivalents	$533,748	$132,362	$—	$401,386
Accounts receivable, net	1,424,303	190,117	—	1,234,186
Other current assets	928,999	6,301	—	922,698

Total current assets	2,887,050	328,780	—	2,558,270
Property and equipment, net	1,872,370	4,436	—	1,867,934
Amortizable intangibles, net	2,128,118	6,287	—	2,121,831
Other long-term assets	174,345	51,829	3,782	118,734
Goodwill	8,952,750	9,055	—	8,943,695

Total assets	$16,014,633	$400,387	$3,782	$15,610,464

Current liabilities	$2,016,425	$210,303	$—	$1,806,122
Payables to parent	—	108,261	3,782	(112,043)
Long-term debt and other long-term liabilities	9,500,591	76,653	—	9,423,938
Noncontrolling interests subject to put provisions	580,692	—	—	580,692
Total DaVita HealthCare Partners Inc. shareholders’ equity	3,763,137	5,170	—	3,757,967
Noncontrolling interests not subject to put provisions	153,788	—	—	153,788

Shareholder’s equity	3,916,925	5,170	—	3,911,755

Total liabilities and shareholder’s equity	$16,014,633	$400,387	$3,782	$15,610,464

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Cash Flows

For the nine months ended September 30, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash flows from operating activities:
Net income	$512,928	$5,019	$(14)	$507,923
Changes in operating and intercompany assets and liabilities and non-cash items included in net income	906,226	12,913	14	893,299

Net cash provided by operating activities	1,419,154	17,932	—	1,401,222

Cash flows from investing activities:
Additions of property and equipment	(399,527)	(2,442)	—	(397,085)
Acquisitions and divestitures, net	(234,802)	—	—	(234,802)
Proceeds from discontinued operations	62,282	—	—	62,282
Investments and other items	(5,039)	—	—	(5,039)

Net cash used in by investing activities	(577,086)	(2,442)	—	(574,644)

Cash flows from financing activities:
Long-term debt	(384,301)	—	—	(384,301)
Intercompany	—	(19,807)	—	19,807
Other items	(19,922)	—	—	(19,922)

Net cash used in financing activities	(404,223)	(19,807)	—	(384,416)

Effect of exchange rate changes on cash	(899)	—	—	(899)
Net increase (decrease) in cash	436,946	(4,317)	—	441,263
Cash at beginning of year	533,748	132,362	—	401,386

Cash at end of year	$970,694	$128,045	$—	$842,649

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Income

For the three months ended June 30, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Patient service operating revenues	$2,048,651	$25,029	$—	$2,023,622
Less: Provision for uncollectible accounts	(72,191)	(1,919)	—	(70,272)

Net patient service operating revenues	1,976,460	23,110	—	1,953,350
Capitated revenues	710,074	374,451	—	335,623
Other revenues	185,139	1,859	—	183,280

Total net operating revenues	2,871,673	399,420	—	2,472,253
Operating expenses	2,349,653	406,734	23	1,942,896

Operating income	522,020	(7,314)	(23)	529,357
Debt expense, refinancing charges and swap gains, net	(108,096)	(5,130)	—	(102,966)
Other (loss) income	(1,374)	(9)	—	(1,365)
Income tax expense	129,192	2,444	(9)	126,757

Net income	283,358	(14,897)	(14)	298,269
Minority interests	(28,982)	—	—	(28,982)

Net income attributable to DaVita HealthCare Partners Inc.	$254,376	$(14,897)	$(14)	$269,287

For the six months ended June 30, 2013
Patient service operating revenues	$4,028,524	$55,170	$—	$3,973,354
Less: Provision for uncollectible accounts	(142,248)	(2,529)	—	(139,719)

Net patient service operating revenues	3,886,276	52,641	—	3,833,635
Capitated revenues	1,472,689	778,126	—	694,563
Other revenues	342,290	2,062	—	340,228

Total net operating revenues	5,701,255	832,829	—	4,868,426
Operating expenses	5,012,374	825,404	23	4,186,947

Operating income	688,881	7,425	(23)	681,479
Debt expense, refinancing charges and swap gains, net	(213,913)	(9,815)	—	(204,098)
Other (loss) income	(776)	33	—	(809)
Income tax expense	144,336	3,457	(9)	140,888

Income from continuing operations	329,856	(5,814)	(14)	335,684
Discontinued operations net of gain (loss) on disposal of discontinued operations	13,236	—	—	13,236

Net income	343,092	(5,814)	(14)	348,920
Minority interests	(58,552)	—	—	(58,552)

Net income attributable to DaVita HealthCare Partners Inc.	$284,540	$(5,814)	$(14)	$290,368

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Comprehensive Income

For the three months ended June 30, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Net income	$283,358	$(14,897)	$(14)	$298,269
Other comprehensive income	13,407	—	—	13,407

Total comprehensive income	296,765	(14,897)	(14)	311,676
Less: comprehensive income attributable to the noncontrolling interests	(28,982)	—	—	(28,982)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$267,783	$(14,897)	$(14)	$282,694

For the six months ended June 30, 2013
Net income	$343,092	$(5,814)	$(14)	$348,920
Other comprehensive income	11,963	—	—	11,963

Total comprehensive income	355,055	(5,814)	(14)	360,883
Less: comprehensive income attributable to the noncontrolling interests	(58,552)	—	—	(58,552)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$296,503	$(5,814)	$(14)	$302,331

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Balance Sheets

As of June 30, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash and cash equivalents	$617,904	$159,685	$—	$458,219
Accounts receivable, net	1,445,099	225,219	—	1,219,880
Other current assets	1,068,831	6,206	—	1,062,625

Total current assets	3,131,834	391,110	—	2,740,724
Property and equipment, net	1,990,963	6,237	—	1,984,726
Amortizable intangibles, net	2,076,933	7,853	—	2,069,080
Other long-term assets	199,190	65,597	3,759	129,834
Goodwill	9,056,589	8,981	—	9,047,608

Total assets	$16,455,509	$479,778	$3,759	$15,971,972

Current liabilities	$2,214,888	$190,266	$—	$2,024,622
Payables to parent	—	210,691	3,759	(214,450)
Long-term debt and other long-term liabilities	9,357,838	87,216	—	9,270,622
Noncontrolling interests subject to put provisions	600,499	—	—	600,499
Total DaVita HealthCare Partners Inc. shareholders’ equity	4,124,881	(8,395)	—	4,133,276
Noncontrolling interests not subject to put provisions	157,403	—	—	157,403

Shareholder’s equity	4,282,284	(8,395)	—	4,290,679

Total liabilities and shareholder’s equity	$16,455,509	$479,778	$3,759	$15,971,972

As of December 31, 2012
Cash and cash equivalents	$533,748	$132,362	$—	$401,386
Accounts receivable, net	1,424,303	190,117	—	1,234,186
Other current assets	928,999	6,301	—	922,698

Total current assets	2,887,050	328,780	—	2,558,270
Property and equipment, net	1,872,370	4,436	—	1,867,934
Amortizable intangibles, net	2,128,118	6,287	—	2,121,831
Other long-term assets	174,345	51,829	3,782	118,734
Goodwill	8,952,750	9,055	—	8,943,695

Total assets	$16,014,633	$400,387	$3,782	$15,610,464

Current liabilities	$2,016,425	$210,303	$—	$1,806,122
Payables to parent	—	108,261	3,782	(112,043)
Long-term debt and other long-term liabilities	9,500,591	76,653	—	9,423,938
Noncontrolling interests subject to put provisions	580,692	—	—	580,692
Total DaVita HealthCare Partners Inc. shareholders’ equity	3,763,137	5,170	—	3,757,967
Noncontrolling interests not subject to put provisions	153,788	—	—	153,788

Shareholder’s equity	3,916,925	5,170	—	3,911,755

Total liabilities and shareholder’s equity	$16,014,633	$400,387	$3,782	$15,610,464

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Cash Flows

For the six months ended June 30, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash flows from operating activities:
Net income	$343,092	$(5,814)	$(14)	$348,920
Changes in operating and intercompany assets and liabilities and non-cash items included in net income	342,934	44,601	14	298,319

Net cash provided by operating activities	686,026	38,787	—	647,239

Cash flows from investing activities:
Additions of property and equipment	(258,396)	(2,425)	—	(255,971)
Acquisitions and divestitures, net	(152,112)	—	—	(152,112)
Proceeds from discontinued operations	64,363	—	—	64,363
Investments and other items	(1,742)	—	—	(1,742)

Net cash used in by investing activities	(347,887)	(2,425)	—	(345,462)

Cash flows from financing activities:
Long-term debt	(251,368)	—	—	(251,368)
Intercompany	—	(9,039)	—	9,039
Other items	(2,381)	—	—	(2,381)

Net cash used in financing activities	(253,749)	(9,039)	—	(244,710)

Effect of exchange rate changes on cash	(234)	—	—	(234)
Net increase in cash	84,156	27,323	—	56,833
Cash at beginning of year	533,748	132,362	—	401,386

Cash at end of year	$617,904	$159,685	$—	$458,219

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Income

For the three months ended March 31, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Patient service operating revenues	$1,979,873	$30,141	$—	$1,949,732
Less: Provision for uncollectible accounts	(70,057)	(610)	—	(69,447)

Net patient service operating revenues	1,909,816	29,531	—	1,880,285
Capitated revenues	762,615	403,675	—	358,940
Other revenues	157,151	203	—	156,948

Total net operating revenues	2,829,582	433,409	—	2,396,173
Operating expenses	2,662,721	418,670	—	2,244,051

Operating income	166,861	14,739	—	152,122
Debt expense, refinancing charges and swap gains, net	(105,817)	(4,685)	—	(101,132)
Other income	598	42	—	556
Income tax expense	15,144	1,013	—	14,131

Income from continuing operations	46,498	9,083	—	37,415
Discontinued operations net of gain (loss) on disposal of discontinued operations	13,236	—	—	13,236

Net income	59,734	9,083	—	50,651
Minority interests	(29,570)	—	—	(29,570)

Net income attributable to DaVita HealthCare Partners Inc.	$30,164	$9,083	$—	$21,081

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Comprehensive Income

For the three months ended March 31, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Net income	$59,734	$9,083	$—	$50,651
Other comprehensive loss	(1,444)	—	—	(1,444)

Total comprehensive income	58,290	9,083	—	49,207
Less: comprehensive income attributable to the noncontrolling interests	(29,570)	—	—	(29,570)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$28,720	$9,083	$—	$19,637

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Balance Sheets

As of March 31, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash and cash equivalents	$699,671	$135,905	$—	$563,766
Accounts receivable, net	1,516,642	239,321	—	1,277,321
Other current assets	974,855	5,771	—	969,084

Total current assets	3,191,168	380,997	—	2,810,171
Property and equipment, net	1,915,453	4,180	—	1,911,273
Amortizable intangibles, net	2,104,044	6,014	—	2,098,030
Other long-term assets	187,777	55,560	3,782	128,435
Goodwill	9,015,035	7,805	—	9,007,230

Total assets	$16,413,477	$454,556	$3,782	$15,955,139

Current liabilities	$2,325,239	$209,573	$—	$2,115,666
Payables to parent	—	157,172	3,782	(160,954)
Long-term debt and other long-term liabilities	9,525,813	82,520	—	9,443,293
Noncontrolling interests subject to put provisions	605,894	—	—	605,894
Total DaVita HealthCare Partners Inc. shareholders’ equity	3,799,442	5,291	—	3,794,151
Noncontrolling interests not subject to put provisions	157,089	—	—	157,089

Shareholder’s equity	3,956,531	5,291	—	3,951,240

Total liabilities and shareholder’s equity	$16,413,477	$454,556	$3,782	$15,955,139

As of December 31, 2012
Cash and cash equivalents	$533,748	$132,362	$—	$401,386
Accounts receivable, net	1,424,303	190,117	—	1,234,186
Other current assets	928,999	6,301	—	922,698

Total current assets	2,887,050	328,780	—	2,558,270
Property and equipment, net	1,872,370	4,436	—	1,867,934
Amortizable intangibles, net	2,128,118	6,287	—	2,121,831
Other long-term assets	174,345	51,829	3,782	118,734
Goodwill	8,952,750	9,055	—	8,943,695

Total assets	$16,014,633	$400,387	$3,782	$15,610,464

Current liabilities	$2,016,425	$210,303	$—	$1,806,122
Payables to parent	—	108,261	3,782	(112,043)
Long-term debt and other long-term liabilities	9,500,591	76,653	—	9,423,938
Noncontrolling interests subject to put provisions	580,692	—	—	580,692
Total DaVita HealthCare Partners Inc. shareholders’ equity	3,763,137	5,170	—	3,757,967
Noncontrolling interests not subject to put provisions	153,788	—	—	153,788

Shareholder’s equity	3,916,925	5,170	—	3,911,755

Total liabilities and shareholder’s equity	$16,014,633	$400,387	$3,782	$15,610,464

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Cash Flows

For the three months ended March 31, 2013	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash flows from operating activities:
Net income	$59,734	$9,083	$—	$50,651
Changes in operating and intercompany assets and liabilities and non-cash items included in net income	319,473	2,214	—	317,259

Net cash provided by operating activities	379,207	11,297	—	367,910

Cash flows from investing activities:
Additions of property and equipment	(116,724)	(42)	—	(116,682)
Acquisitions and divestitures, net	(91,498)	—	—	(91,498)
Proceeds from discontinued operations	62,357	—	—	62,357
Investments and other items	(146)	—	—	(146)

Net cash used in by investing activities	(146,011)	(42)	—	(145,969)

Cash flows from financing activities:
Long-term debt	(63,687)	—	—	(63,687)
Intercompany	—	(7,712)	—	7,712
Other items	(3,705)	—	—	(3,705)

Net cash used in financing activities	(67,392)	(7,712)	—	(59,680)

Effect of exchange rate changes on cash	119	—	—	119
Net increase in cash	165,923	3,543	—	162,380
Cash at beginning of year	533,748	132,362	—	401,386

Cash at end of year	$699,671	$135,905	$—	$563,766

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Income

For the year ended December 31, 2012	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Patient service operating revenues	$7,351,900	$20,052	$—	$7,331,848
Less: Provision for uncollectible accounts	(235,218)	(686)	—	(234,532)

Net patient service operating revenues	7,116,682	19,366	—	7,097,316
Capitated revenues	419,431	248,592	—	170,839
Other revenues	650,167	487	—	649,680

Total net operating revenues	8,186,280	268,445	—	7,917,835
Operating expenses	6,889,196	268,205	(1,372)	6,622,363

Operating income	1,297,084	240	1,372	1,295,472
Debt expense, refinancing charges and swap gains, net	(299,517)	(1,386)	—	(298,131)
Other income	3,737	54	—	3,683
Income tax expense	359,845	—	549	359,296

Income from continuing operations	641,459	(1,092)	823	641,728
Discontinued operations net of gain (loss) on disposal of discontinued operations	(222)	—	—	(222)

Net income	641,237	(1,092)	823	641,506
Minority interests	(105,220)	—	—	(105,220)

Net income attributable to DaVita HealthCare Partners Inc.	$536,017	$(1,092)	$823	$536,286

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Comprehensive Income

For the year ended December 31, 2012	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Net income	$641,237	$(1,092)	$823	$641,506
Other comprehensive income	4,187	—	—	4,187

Total comprehensive income	645,424	(1,092)	823	645,693
Less: comprehensive income attributable to the noncontrolling interests	(105,220)	—	—	(105,220)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$540,204	$(1,092)	$823	$540,473

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Balance Sheets

As of December 31, 2012	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash and cash equivalents	$533,748	$132,362	$—	$401,386
Accounts receivable, net	1,424,303	190,117	—	1,234,186
Other current assets	928,999	6,301	—	922,698

Total current assets	2,887,050	328,780	—	2,558,270
Property and equipment, net	1,872,370	4,436	—	1,867,934
Amortizable intangibles, net	2,128,118	6,287	—	2,121,831
Other long-term assets	174,345	51,829	3,782	118,734
Goodwill	8,952,750	9,055	—	8,943,695

Total assets	$16,014,633	$400,387	$3,782	$15,610,464

Current liabilities	$2,016,425	$210,303	$—	$1,806,122
Payables to parent	—	108,261	3,782	(112,043)
Long-term debt and other long-term liabilities	9,500,591	76,653	—	9,423,938
Noncontrolling interests subject to put provisions	580,692	—	—	580,692
Total DaVita HealthCare Partners Inc. shareholders’ equity	3,763,137	5,170	—	3,757,967
Noncontrolling interests not subject to put provisions	153,788	—	—	153,788

Shareholder’s equity	3,916,925	5,170	—	3,911,755

Total liabilities and shareholder’s equity	$16,014,633	$400,387	$3,782	$15,610,464

(1)	After the elimination of the unrestricted subsidiaries and the physician groups

DAVITA HEALTHCARE PARTNERS INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands, except per share data)

Condensed Consolidating Statements of Cash Flows

For the year ended December 31, 2012	Consolidated Total	Physician Groups	Unrestricted Subsidiaries	Company and Restricted Subsidiaries(1)
Cash flows from operating activities:
Net income	$641,237	$(1,092)	$823	$641,506
Changes in operating and intercompany assets and liabilities and non-cash items included in net income	459,611	(26,549)	(823)	486,983

Net cash provided by (used in) operating activities	1,100,848	(27,641)	—	1,128,489

Cash flows from investing activities:
Additions of property and equipment	(550,146)	(4,794)	—	(545,352)
Acquisitions and divestitures, net	(4,294,077)	—	—	(4,294,077)
Proceeds from discontinued operations	3,559	—	—	3,559
Investments and other items	8,214	—	—	8,214

Net cash used in investing activities	(4,832,450)	(4,794)	—	(4,827,656)

Cash flows from financing activities:
Long-term debt	3,904,893	—	—	3,904,893
Intercompany	—	164,797	—	(164,797)
Other items	(32,509)	—	—	(32,509)

Net cash provided by financing activities	3,872,384	164,797	—	3,707,587

Effect of exchange rate changes on cash	(786)	—	—	(786)
Net increase in cash	139,996	132,362	—	7,634
Cash at beginning of year	393,752	—	—	393,752

Cash at end of year	$533,748	$132,362	$—	$401,386

(1)	After the elimination of the unrestricted subsidiaries and the physician groups